U.S. SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THESECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2000


             INTERNET BUSINESS'S INTERNATIONAL, INC.
       (Exact name of registrant as specified in its charter)

                              Nevada
     (State or jurisdiction of  incorporationor organization)

                            33-43621
                    (Commission File Number)

                            33-03007734
             (I.R.S. Employer Identification Number)

3900 Birch Street, Suite 111, Newport Beach, California     92660
(Address of principal executive offices)                 (Zip Code)

          Registrant's telephone number:  (714) 833-0261



(Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

Effective on February 1, 2000, First American Stock Transfer is the new transfer agent for the registrant. The address for this firm is: 610 Bell Road, Suite 2-155, Phoenix, Arizona 85022.

                            SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             INTERNET BUSINESS'S INTERNATIONAL, INC.



Dated: February 25, 2000     By: /s/ Albert R. Reda
                                 Albert R. Reda
                                 Chief Executive Officer